___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

EQUUS TOTAL RETURN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

700 Louisiana Street, 43rd Floor Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2025, Equus Total Return, Inc. (“Equus” or the “Fund”) entered into a material definitive Securities Purchase Agreement regarding the issuance of a 1-year senior convertible promissory note bearing interest at the rate of 10.0% per annum in exchange for $2.0 million in cash ( “Equus Note”). The Equus Note is convertible into shares of the Fund’s common stock at a conversion price of $1.50 per share. Contemporaneously with the issuance of the Equus Note, the Fund also issued two common stock purchase warrants to acquire an aggregate of 2,000,000 shares of the Fund’s common stock at an exercise price of $1.50 per share (collectively, the “Warrants”).

Also on February 10, 2025, the Fund entered into a material definitive Subscription Agreement with General Enterprise Ventures, Inc. (“GEVI”) regarding the purchase of a 1-year senior convertible promissory note bearing interest at the rate of 10% per annum, in exchange for $1.5 million in cash (“GEVI Note”). The GEVI Note is convertible into shares of GEVI’s common stock at a conversion price of $0.40 per share. Contemporaneously with the purchase of the GEVI Note, the Fund also received a common stock purchase warrant to acquire an aggregate of 1,875,000 shares of GEVI common stock at an exercise price of $0.50 per share.

Item 3.02	Unregistered Sales of Equity Securities.

On February 10, 2025, the Fund issued the Equus Note and Warrants as described in Item 1.01 above. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Fund believes that the issuance of the Equus Note and Warrants was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1       Securities Purchase Agreement dated February 10, 2025.

10.2       Subscription Agreement dated February 10, 2025.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.
Date: February 18, 2025	By: /s/ Kenneth I. Denos
Name: Kenneth I. Denos
Title: Secretary